Exhibit 21.1

SUBSIDIARIES OF THE COMPANY

(as of December 31, 2013)

Name	Structure	Jurisdiction of Incorporation
ABQ Health Partners, LLC	Limited Liability Company	DE
ABQ Health Partners Endoscopy Center, LLC	Limited Liability Company	NM
Aberdeen Dialysis, LLC	Limited Liability Company	DE
Able Dialysis, LLC	Limited Liability Company	DE
Acton Dialysis, LLC	Limited Liability Company	DE
Adair Dialysis, LLC	Limited Liability Company	DE
Alamosa Dialysis, LLC	Limited Liability Company	DE
American Fork Dialysis, LLC	Limited Liability Company	DE
Amery Dialysis, LLC	Limited Liability Company	DE
Anderson Kidney Dialysis, LLC	Limited Liability Company	DE
Animas Dialysis, LLC	Limited Liability Company	DE
Arcadia Gardens Dialysis, LLC	Limited Liability Company	DE
Astro, Hobby, West Mt. Renal Care Limited Partnership	Limited Partnership	DE
Atlantic Dialysis, LLC	Limited Liability Company	DE
Austin Dialysis Centers, L.P.	Limited Partnership	DE
Bagby Dialysis, LLC	Limited Liability Company	DE
Bainbridge Dialysis, LLC	Limited Liability Company	DE
Barrington Dialysis, LLC	Limited Liability Company	DE
Barton Dialysis, LLC	Limited Liability Company	DE
Basin Dialysis, LLC	Limited Liability Company	DE
Bastrop Dialysis, LLC	Limited Liability Company	DE
Beachside Dialysis, LLC	Limited Liability Company	DE
Beacon Dialysis, LLC	Limited Liability Company	DE
Bear Creek Dialysis, L.P.	Limited Partnership	DE
Beck Dialysis, LLC	Limited Liability Company	DE
Bellevue Dialysis, LLC	Limited Liability Company	DE
Beverly Dialysis, LLC	Limited Liability Company	DE
Beverly Hills Dialysis Partnership	Partnership	CA
Bidwell Dialysis, LLC	Limited Liability Company	DE
Birch Dialysis, LLC	Limited Liability Company	OH
Bladon Dialysis, LLC	Limited Liability Company	DE
Blake Dialysis, LLC	Limited Liability Company	DE
Blanco Dialysis, LLC	Limited Liability Company	DE
Bliss Dialysis, LLC	Limited Liability Company	DE
Bluegrass Dialysis, LLC	Limited Liability Company	DE
Bohama Dialysis, LLC	Limited Liability Company	DE
Borrego Dialysis, LLC	Limited Liability Company	DE
Bottle Dialysis, LLC	Limited Liability Company	DE
Brantley Dialysis, LLC	Limited Liability Company	DE
Bridges Dialysis, LLC	Limited Liability Company	DE
Bright Dialysis Center, LLC	Limited Liability Company	DE
Brighton Dialysis Center, LLC	Limited Liability Company	DE
Brook Dialysis, LLC	Limited Liability Company	DE

1 of 12

Name	Structure	Jurisdiction of Incorporation
Brownsville Kidney Center, Ltd	Limited Partnership	TX
Brownwood Dialysis, LLC	Limited Liability Company	DE
Bruno Dialysis, LLC	Limited Liability Company	DE
Buford Dialysis, LLC	Limited Liability Company	DE
Bulfinch Dialysis, LLC	Limited Liability Company	DE
Bullards Dialysis, LLC	Limited Liability Company	DE
Burney Dialysis, LLC	Limited Liability Company	DE
Butano Dialysis, LLC	Limited Liability Company	DE
Caballo Dialysis, LLC	Limited Liability Company	DE
Caddo Dialysis, LLC	Limited Liability Company	DE
Calaveras Dialysis, LLC	Limited Liability Company	DE
Camino Dialysis, LLC	Limited Liability Company	DE
Campton Dialysis, LLC	Limited Liability Company	DE
Cannon dialysis, LLC	Limited Liability Company	DE
Canyon Springs Dialysis, LLC	Limited Liability Company	DE
Capelville Dialysis, LLC	Limited Liability Company	DE
Capes Dialysis, LLC	Limited Liability Company	DE
Capital Dialysis Partnership	Partnership	CA
Carlsbad Dialysis, LLC	Limited Liability Company	DE
Carroll County Dialysis Facility Limited Partnership	Limited Partnership	MD
Carroll County Dialysis Facility, Inc.	Corporation	MD
Cascades Dialysis, LLC	Limited Liability Company	DE
Caverns Dialysis, LLC	Limited Liability Company	DE
Cedar Dialysis, LLC	Limited Liability Company	DE
Centennial LV, LLC	Limited Liability Company	DE
Central Carolina Dialysis Centers, LLC	Limited Liability Company	DE
Central Georgia Dialysis, LLC	Limited Liability Company	DE
Central Iowa Dialysis Partners, LLC	Limited Liability Company	DE
Central Kentucky Dialysis Centers, LLC	Limited Liability Company	DE
Cerito Dialysis Partners, LLC	Limited Liability Company	DE
Chadron Dialysis, LLC	Limited Liability Company	DE
Channel Dialysis, LLC	Limited Liability Company	DE
Chicago Heights Dialysis, LLC	Limited Liability Company	DE
Chipeta Dialysis, LLC	Limited Liability Company	DE
Churchill Dialysis, LLC	Limited Liability Company	DE
Cimarron Dialysis, LLC	Limited Liability Company	DE
Cinco Rios Dialysis, LLC	Limited Liability Company	DE
Clark Dialysis, LLC	Limited Liability Company	DE
Clayton Dialysis, LLC	Limited Liability Company	DE
Clearee Dialysis, LLC	Limited Liability Company	DE
Cleburne Dialysis, LLC	Limited Liability Company	DE
Clifton Dialysis, LLC	Limited Liability Company	DE
Clinica Central do Bonfim S.A	Corporation	Portugal
Clinton Township Dialysis, LLC	Limited Liability Company	DE
Clover Dialysis, LLC	Limited Liability Company	DE
Coast Dialysis, LLC	Limited Liability Company	DE
Cobbles Dialysis, LLC	Limited Liability Company	DE
Colleton Dialysis, LLC	Limited Liability Company	DE

2 of 12

Name	Structure	Jurisdiction of Incorporation
Columbus-RNA-DaVita, LLC	Limited Liability Company	DE
Commerce Township Dialysis Center, LLC	Limited Liability Company	DE
Conconully Dialysis, LLC	Limited Liability Company	DE
Continental Dialysis Center of Springfield-Fairfax, Inc.	Corporation	VA
Continental Dialysis Centers, Inc.	Corporation	VA
Court Dialysis, LLC	Limited Liability Company	DE
Cowell Dialysis, LLC	Limited Liability Company	DE
Creek Dialysis, LLC	Limited Liability Company	DE
Crystals Dialysis, LLC	Limited Liability Company	DE
Curecanti Dialysis, LLC	Limited Liability Company	DE
Curlew Dialysis, LLC	Limited Liability Company	DE
Dallas-Fort Worth Nephrology, L.P.	Limited Partnership	DE
Dallas-Fort Worth Nephrology II, LLC	Limited Liability Company	DE
Damon Dialysis, LLC	Limited Liability Company	DE
Daroga Dialysis, LLC	Limited Liability Company	DE
Davis Dialysis, LLC	Limited Liability Company	DE
DaVita 3SBio Healthcare Management (Liaoning) Co., Ltd.	Limited Liability Company	China
DaVita Care Pte, Ltd	Limited Partnership	Singapore
DaVita Care (Taiwan) Private Limited	Limited Company	Taiwan, Province of China
DaVita China Pte, Ltd.	Private Limited	Singapore
DaVita Dakota Dialysis Center, LLC	Limited Liability Company	DE
DaVita DPC Holding Co., LLC	Limited Liability Company	DE
DaVita El Paso East, L.P.	Limited Partnership	DE
DaVita HealthCare Partners Inc.	Corporation	DE
DaVita HealthCare Partners Plan, Inc.	Corporation	DE
DaVita Hospital Management Consulting (Shanghai) Co., Ltd.	Limited Liability Company	China
DaVita Lehbi Cayman	Limited Company	Cayman Islands
DaVita Nephrolife (India) Private Limited	Private Limited	India
DaVita of New York, Inc.	Corporation	NY
DaVita Renal Pte, Ltd	Private Company	Singapore
DaVita-Riverside, LLC	Limited Liability Company	DE
DaVita-Riverside II, LLC	Limited Liability Company	DE
DaVita Rx, LLC	Limited Liability Company	DE
DaVita S.A.S.	Limited Liability Company	Colombia
DaVita Seri Setia Sdn Bhd	Private Company	Malaysia
DaVita Tidewater, LLC	Limited Liability Company	DE
DaVita Tidewater-Virginia Beach, LLC	Limited Liability Company	DE
DaVita VillageHealth Insurance of Alabama, Inc.	Corporation	AL
DaVita VillageHealth of Ohio, Inc.	Corporation	OH
DC Healthcare International, Inc.	Corporation	DE
Desert Rocks Dialysis, LLC	Limited Liability Company	DE
Desoto Dialysis, LLC	Limited Liability Company	DE

3 of 12

Name	Structure	Jurisdiction of Incorporation
Diablo Dialysis, LLC	Limited Liability Company	DE
Dializa Grojec Sp. z.o.o.	Limited Liability Company	Poland
Dialyse-Zentrum Hamburg-Ost GmbH	Limited Liability Company	Germany
Dialysis of Des Moines, LLC	Limited Liability Company	DE
Dialysis of North Atlanta, LLC	Limited Liability Company	DE
Dialysis of Northern Illinois, LLC	Limited Liability Company	DE
Dialysis Specialists of Dallas, Inc.	Corporation	TX
DNH Medical Management, Inc.	Corporation	California
DNP Management Company, LLC	Limited Liability Company	DE
Dolores Dialysis, LLC	Limited Liability Company	DE
Dome Dialysis, LLC	Limited Liability Company	DE
Doves Dialysis, LLC	Limited Liability Company	DE
Downriver Centers, Inc.	Corporation	MI
Downtown Houston Dialysis Center, L.P.	Limited Partnership	DE
DPC Vail, LLC	Limited Liability Company	DE
Durango Dialysis Center, LLC	Limited Liability Company	DE
DV Care GmbH	Limited Liability Company	Germany
DV Care Netherlands B.V.	Limited Liability Company	Netherlands
DVA (Malaysia) SDN, BHD.	Private Company	Malaysia
DVA Healthcare of Maryland, Inc.	Corporation	MD
DVA Healthcare of Massachusetts, Inc.	Corporation	MA
DVA Healthcare of New London, LLC	Limited Liability Company	TN
DVA Healthcare of Norwich, LLC	Limited Liability Company	TN
DVA Healthcare of Pennsylvania, Inc.	Corporation	PA
DVA Healthcare of Tuscaloosa, LLC	Limited Liability Company	TN
DVA Healthcare Renal Care, Inc.	Corporation	NV
DVA Healthcare-Southwest Ohio, LLC	Limited Liability Company	TN
DVA Laboratory Services, Inc.	Corporation	FL
DVA of New York, Inc.	Corporation	NY
DVA Renal Care Portugal, Unipessoal LDA	Limited Liability Company	Portugal
DVA Renal Healthcare, Inc.	Corporation	TN
DVA/Washington University Healthcare of Greater St. Louis, LLC	Limited Liability Company	DE
East End Dialysis Center, Inc.	Corporation	VA
East Ft. Lauderdale, LLC	Limited Liability Company	DE
East Houston Kidney Center, L.P.	Limited Partnership	DE
Ebrea Dialysis, LLC	Limited Liability Company	DE
Elberton Dialysis Facility, Inc.	Corporation	GA
Elgin Dialysis, LLC	Limited Liability Company	DE
Elitemed sp. z.o.o.	Limited Liability Company	Poland
Elk Grove Dialysis Center, LLC	Limited Liability Company	DE
Empire State DC, Inc.	Corporation	NY
Enchanted Dialysis, LLC	Limited Liability Company	NY
Espeja sp. z.o.o.	Limited Liability Company	Poland
Etowah Dialysis, LLC	Limited Liability Company	DE
Eufaula Dialysis, LLC	Limited Liability Company	DE
Eurodial-Centro de Nefrologia e Diälise de Leiria, S.A.	Limited Liability Company	Portugal
Everglades Dialysis, LLC	Limited Liability Company	DE

4 of 12

Name	Structure	Jurisdiction of Incorporation
Extracorp Aktiengesellschaft	Corporation	Germany
Fairfield Dialysis, LLC	Limited Liability Company	DE
Falcon, LLC	Limited Liability Company	DE
Fanthorp Dialysis, LLC	Limited Liability Company	DE
Farragut Dialysis, LLC	Limited Liability Company	DE
Fields Dialysis, LLC	Limited Liability Company	DE
Five Star Dialysis, LLC	Limited Liability Company	DE
Fjords Dialysis, LLC	Limited Liability Company	DE
Flagler Dialysis, LLC	Limited Liability Company	DE
Flamingo Park Kidney Center, Inc.	Corporation	FL
Flor Dialysis, LLC	Limited Liability Company	DE
Forester Dialysis, LLC	Limited Liability Company	DE
Fort Dialysis, LLC	Limited Liability Company	DE
Foss Dialysis, LLC	Limited Liability Company	DE
Freehold Artificial Kidney Center, LLC	Limited Liability Company	NJ
Freeportbay Dialysis, LLC	Limited Liability Company	DE
Fremont Dialysis, LLC	Limited Liability Company	DE
Fullerton Dialysis Center, LLC	Limited Liability Company	DE
Gardenside Dialysis, LLC	Limited Liability Company	DE
Garner Dialysis, LLC	Limited Liability Company	DE
Garrett Dialysis, LLC	Limited Liability Company	DE
Geyser Dialysis, LLC	Limited Liability Company	DE
Give Life Dialysis, LLC	Limited Liability Company	DE
Givhan Dialysis, LLC	Limited Liability Company	DE
Glacier Dialysis, LLC	Limited Liability Company	DE
Glassland Dialysis, LLC	Limited Liability Company	DE
Golden Dialysis, LLC	Limited Liability Company	DE
Golden Sun Bear, LLC	Limited Liability Company	DE
Goldendale Dialysis, LLC	Limited Liability Company	DE
Goliad Dialysis, LLC	Limited Liability Company	DE
Golden Sun Bear, LLC	Limited Liability Company	DE
Grand Home Dialysis, LLC	Limited Liability Company	DE
Great Dialysis, LLC	Limited Liability Company	DE
Greater Las Vegas Dialysis, LLC	Limited Liability Company	DE
Greater Los Angeles Dialysis Centers, LLC	Limited Liability Company	DE
Green County Dialysis, LLC	Limited Liability Company	DE
Green Desert Dialysis, LLC	Limited Liability Company	DE
Greenleaf Dialysis, LLC	Limited Liability Company	DE
Greenwood Dialysis, LLC	Limited Liability Company	DE
Griffin Dialysis, LLC	Limited Liability Company	DE
Griffs Dialysis, LLC	Limited Liability Company	DE
Grove Dialysis, LLC	Limited Liability Company	DE
Guntersville Dialysis, LLC	Limited Liability Company	DE
Hagerstown Dialysis, LLC	Limited Liability Company	DE
Hanford Dialysis, LLC	Limited Liability Company	DE
Harmony Dialysis, LLC	Limited Liability Company	DE
Harris Dialysis, LLC	Limited Liability Company	DE
Hart Dialysis, LLC	Limited Liability Company	DE
Hawaiian Gardens Dialysis, LLC	Limited Liability Company	DE

5 of 12

Name	Structure	Jurisdiction of Incorporation
Hazelton Dialysis, LLC	Limited Liability Company	DE
HCP ACO California, LLC	Limited Liability Company	California
HealthCare Partners Accountable Care Organization, LLC	Limited Liability Company	California
HealthCare Partners Arizona, LLC	Limited Liability Company	Arizona
HealthCare Partners ASC-LB, LLC	Limited Liability Company	California
HealthCare Partners Holdings, LLC	Limited Liability Company	California
HealthCare Partners Nevada, Inc.	Corporation	Nevada
HealthCare Partners of Nevada, LLC	Limited Liability Company	Nevada
HealthCare Partners South Florida, LLC	Limited Liability Company	Florida
HealthCare Partners, LLC	Limited Liability Company	California
Heavener Dialysis, LLC	Limited Liability Company	DE
Heyburn Dialysis, LLC	Limited Liability Company	DE
Higbee Dialysis, LLC	Limited Liability Company	DE
Hills Dialysis, LLC	Limited Liability Company	DE
Hochatown Dialysis, LLC	Limited Liability Company	DE
Holiday Dialysis, LLC	Limited Liability Company	DE
Honey Dialysis, LLC	Limited Liability Company	DE
Honeyman Dialysis, LLC	Limited Liability Company	DE
Houston Acute Dialysis, L.P.	Limited Partnership	DE
Houston Kidney Center/Total Renal Care Integrated Service Network Limited Partnership	Limited Partnership	DE
Humboldt Dialysis, LLC	Limited Liability Company	DE
Huntington Artificial Kidney Center, Ltd.	Limited Liability Company	NY
Huntington Park Dialysis, LLC	Corporation	DE
Hyattsville Dialysis, LLC	Limited Liability Company	DE
Hyde Dialysis, LLC	Limited Liability Company	DE
IDC International Dialysis Centers Lda.	Corporation	Portugal
Indian River Dialysis Center, LLC	Limited Liability Company	DE
Ionia Dialysis, LLC	Limited Liability Company	DE
ISD Bartlett, LLC	Limited Liability Company	DE
ISD Bends Dialysis, LLC	Limited Liability Company	DE
ISD Brandon, LLC	Limited Liability Company	DE
ISD Buffalo Grove, LLC	Limited Liability Company	DE
ISD Canton, LLC	Limited Liability Company	DE
ISD Corpus Christi, LLC	Limited Liability Company	DE
ISD I Holding Company, Inc.	Corporation	DE
ISD II Holding Company, Inc.	Corporation	DE
ISD Kansas City, LLC	Limited Liability Company	DE
ISD Kendallville, LLC	Limited Liability Company	DE
ISD Las Vegas, LLC	Limited Liability Company	DE
ISD Lees Summit, LLC	Limited Liability Company	DE
ISD Plainfield, LLC	Limited Liability Company	DE
ISD Renal, Inc.	Corporation	DE
ISD Schaumburg, LLC	Limited Liability Company	DE
ISD Spring Valley, LLC	Limited Liability Company	DE
ISD Summit Renal Care, LLC	Limited Liability Company	OH
ISD Trenton, LLC	Limited Liability Company	DE

6 of 12

Name	Structure	Jurisdiction of Incorporation
Jacinto Dialysis, LLC	Limited Liability Company	DE
Jedburg Dialysis, LLC	Limited Liability Company	DE
Joliet Dialysis, LLC	Limited Liability Company	DE
Joshua Dialysis, LLC	Limited Liability Company	DE
JSA Healthcare Corporation	Corporation	DE
JSA Healthcare Nevada, LLC.	Limited Liability Company	Nevada
JSA Holdings, Inc.	Corporation	DE
JSA P5 Nevada, LLC.	Limited Liability Company	Nevada
Kavett Dialysis, LLC	Limited Liability Company	DE
Kearn Dialysis, LLC	Limited Liability Company	DE
Kenai Dialysis, LLC	Limited Liability Company	DE
Kidney Centers of Michigan, LLC	Limited Liability Company	DE
Kidney Home Center, LLC	Limited Liability Company	DE
Kimball Dialysis, LLC	Limited Liability Company	DE
Kinswa Dialysis, LLC	Limited Liability Company	DE
Knickerbocker Dialysis, Inc.	Corporation	NY
Kobuk Dialysis, LLC	Limited Liability Company	DE
Lakeshore Dialysis, LLC	Limited Liability Company	DE
Landing Dialysis, LLC	Limited Liability Company	DE
Lapham Dialysis, LLC	Limited Liability Company	DE
Las Olas De Sequoia, LLC	Limited Liability Company	DE
Las Vegas Pediatric Dialysis, LLC	Limited Liability Company	DE
Lassen Dialysis, LLC	Limited Liability Company	DE
Lathrop Dialysis, LLC	Limited Liability Company	DE
Latrobe Dialysis, LLC	Limited Liability Company	DE
Lawrenceburg Dialysis, LLC	Limited Liability Company	DE
Leasburg Dialysis, LLC	Limited Liability Company	DE
Liberty RC, Inc.	Corporation	NY
Lietor Sp. z o.o.	Limited Liability Company	Poland
Lifeline Pensacola, LLC	Limited Liability Company	DE
Lifeline Vascular Center of South Orlando, LLC	Limited Liability Company	DE
Lifeline Vascular Center – Orlando, LLC	Limited Liability Company	DE
Lighthouse Dialysis, LLC	Limited Liability Company	DE
Limon Dialysis, LLC	Limited Liability Company	DE
Lincoln Park Dialysis Services, Inc.	Corporation	IL
Lincolnton Dialysis, LLC	Limited Liability Company	DE
Little Rock Dialysis Centers, LLC	Limited Liability Company	DE
Livingston Dialysis, LLC	Limited Liability Company	DE
Llano Dialysis, LLC	Limited Liability Company	DE
Lockhart Dialysis, LLC	Limited Liability Company	DE
Lockport Dialysis, LLC	Limited Liability Company	DE
Lone Dialysis, LLC	Limited Liability Company	DE
Long Beach Dialysis Center, LLC	Limited Liability Company	DE
Longworth Dialysis, LLC	Limited Liability Company	DE
Lord Baltimore Dialysis, LLC	Limited Liability Company	DE
Lory Dialysis, LLC	Limited Liability Company	DE
Los Angeles Dialysis Center	Partnership	CA
Los Arcos Dialysis, LLC	Limited Liability Company	DE

7 of 12

Name	Structure	Jurisdiction of Incorporation
Loup Dialysis, LLC	Limited Liability Company	DE
Lourdes Dialysis, LLC	Limited Liability Company	DE
Lurleen Dialysis, LLC	Limited Liability Company	DE
Mahoney Dialysis, LLC	Limited Liability Company	DE
Mammoth Dialysis, LLC	Limited Liability Company	DE
Manzano Dialysis, LLC	Limited Liability Company	DE
Maple Grove Dialysis, LLC	Limited Liability Company	DE
Marlton Dialysis Center, LLC	Limited Liability Company	DE
Martin Dialysis, LLC	Limited Liability Company	DE
Marysville Dialysis Center, LLC	Limited Liability Company	DE
Mason-Dixon Dialysis Facilities, Inc.	Corporation	MD
Mayfield Dialysis, LLC	Limited Liability Company	DE
Medical Group Holding Company, LLC	Limited Liability Company	NM
Memorial Dialysis Center, L.P.	Limited Partnership	DE
Mena Dialysis Center, LLC	Limited Liability Company	DE
Mendocino Dialysis, LLC	Limited Liability Company	DE
Mesilla Dialysis, LLC	Limited Liability Company	DE
Middlesex Dialysis Center, LLC	Limited Liability Company	DE
Milo Dialysis, LLC	Limited Liability Company	DE
Minam Dialysis, LLC	Limited Liability Company	DE
Mission Dialysis Services, LLC	Limited Liability Company	DE
Monahans Dialysis, LLC	Limited Liability Company	DE
Moncrief Dialysis Center/Total Renal Care Limited Partnership	Limited Partnership	DE
Morro Dialysis, LLC	Limited Liability Company	DE
Mountain West Dialysis Services, LLC	Limited Liability Company	DE
Mulgee Dialysis, LLC	Limited Liability Company	DE
Munera Sp. Z.o.o.	Limited Liability Company	Poland
Muskogee Dialysis, LLC	Limited Liability Company	DE
MVZ DaVita Dusseldorf GmbH	Limited Liability Company	Germany
MVZ Dresden Betriebs GmbH	Limited Liability Company	Germany
Nadell Dialysis, LLC	Limited Liability Company	DE
National Trail Dialysis, LLC	Limited Liability Company	DE
Natomas Dialysis, LLC	Limited Liability Company	DE
Neff Dialysis, LLC	Limited Liability Company	DE
Nephrology Medical Associates of Georgia, LLC	Limited Liability Company	DE
Neptune Artificial Kidney Center, LLC	Limited Liability Company	NJ
New Bay Dialysis, LLC	Limited Liability Company	DE
New Springs Dialysis, LLC	Limited Liability Company	DE
Nisene Dialysis, LLC	Limited Liability Company	DE
North Austin Dialysis, LLC	Limited Liability Company	DE
North Colorado Springs Dialysis, LLC	Limited Liability Company	DE
Northwest Tucson Dialysis, LLC	Limited Liability Company	DE
Nuevo Dialysis, LLC	Limited Liability Company	DE
Oasis Dialysis, LLC	Limited Liability Company	DE
Ohio River Dialysis, LLC	Limited Liability Company	DE
Okanogan Dialysis, LLC	Limited Liability Company	DE
Olive Dialysis, LLC	Limited Liability Company	DE

8 of 12

Name	Structure	Jurisdiction of Incorporation
Open Access Lifeline, LLC	Limited Liability Company	DE
Orange Dialysis, LLC	Limited Liability Company	CA
Osage Dialysis, LLC	Limited Liability Company	DE
Owasso Dialysis, LLC	Limited Liability Company	DE
Pacheco Dialysis, LLC	Limited Liability Company	DE
Paladina Health, LLC	Limited Liability Company	DE
Palmetto Dialysis, LLC	Limited Liability Company	DE
Palomar Dialysis, LLC	Limited Liability Company	DE
Parker Dialysis, LLC	Limited Liability Company	DE
Patch Dialysis, LLC	Limited Liability Company	DE
Patient Pathways, LLC	Limited Liability Company	DE
Patoka Dialysis, LLC	Limited Liability Company	DE
Peaks Dialysis, LLC	Limited Liability Company	DE
Pearl Dialysis, LLC	Limited Liability Company	DE
Pekin Dialysis, LLC	Limited Liability Company	DE
Percha Dialysis, LLC	Limited Liability Company	DE
Pfeiffer Dialysis, LLC	Limited Liability Company	DE
Physicians Choice Dialysis of Alabama, LLC	Limited Liability Company	DE
Physicians Dialysis Acquisitions, Inc.	Corporation	DE
Physicians Dialysis of Houston, LLP	Limited Liability Partnership	TX
Physicians Dialysis of Lancaster, LLC	Limited Liability Company	PA
Physicians Dialysis Ventures, Inc	Corporation	DE
Physicians Dialysis, Inc.	Corporation	DE
Pible Dialysis, LLC	Limited Liability Company	DE
Pike Dialysis, LLC	Limited Liability Company	DE
Pine Dialysis, LLC	Limited Liability Company	DE
Pittsburg Dialysis Partners, LLC	Limited Liability Company	DE
Plaine Dialysis, LLC	Limited Liability Company	DE
Plateau Dialysis, LLC	Limited Liability Company	DE
Platte Dialysis, LLC	Limited Liability Company	DE
Pobello Dialysis, LLC	Limited Liability Company	DE
Pointe Dialysis, LLC	Limited Liability Company	DE
Ponca Dialysis, LLC	Limited Liability Company	DE
Ponderosa Dialysis, LLC	Limited Liability Company	DE
Portola Dialysis, LLC	Limited Liability Company	DE
Powerton Dialysis, LLC	Limited Liability Company	DE
Priday Dialysis, LLC	Limited Liability Company	DE
Prineville Dialysis, LLC	Limited Liability Company	DE
Prings Dialysis, LLC	Limited Liability Company	DE
Quality Dialysis Care Sdn. Bhd.	Private Company	Malaysia
Rainer Dialysis, LLC	Limited Liability Company	DE
Rancho Dialysis, LLC	Limited Liability Company	DE
Rayburn Dialysis, LLC	Limited Liability Company	DE
Red Willow Dialysis, LLC	Limited Liability Company	DE
Redcliff Dialysis, LLC	Limited Liability Company	DE
Reef Dialysis, LLC	Limited Liability Company	DE
Refuge Dialysis, LLC	Limited Liability Company	DE
Renal Clinic Of Houston, LLC	Limited Liability Company	DE
Renal Life Link, Inc.	Corporation	DE

9 of 12

Name	Structure	Jurisdiction of Incorporation
Renal Treatment Centers—California, Inc.	Corporation	DE
Renal Treatment Centers—Illinois, Inc.	Corporation	DE
Renal Treatment Centers, Inc.	Corporation	DE
Renal Treatment Centers—Mid-Atlantic, Inc.	Corporation	DE
Renal Treatment Centers—Northeast, Inc.	Corporation	DE
Renal Treatment Centers—Southeast, L.P.	Limited Partnership	DE
Renal Treatment Centers—West, Inc.	Corporation	DE
Rickwood Dialysis, LLC	Limited Liability Company	DE
Riddle Dialysis, LLC	Limited Liability Company	DE
Rio Dialysis, LLC	Limited Liability Company	DE
Ripley Dialysis, LLC	Limited Liability Company	DE
Rita Ranch Dialysis, LLC	Limited Liability Company	DE
River Valley Dialysis, LLC	Limited Liability Company	DE
RMS Lifeline, Inc.	Corporation	DE
RNA-DaVita Dialysis, LLC	Limited Liability Company	DE
Robinson Dialysis, LLC	Limited Liability Company	DE
Rochester Dialysis Center, LLC	Limited Liability Company	DE
Rocky Mountain Dialysis Services, LLC	Limited Liability Company	DE
Roose Dialysis, LLC	Limited Liability Company	DE
Ross Clark Circle Dialysis, LLC	Limited Liability Company	DE
Roushe Dialysis, LLC	Limited Liability Company	DE
Royale Dialysis, LLC	Limited Liability Company	DE
Rusk Dialysis, LLC	Limited Liability Company	DE
Russell Dialysis, LLC	Limited Liability Company	DE
Rye Dialysis, LLC	Limited Liability Company	DE
Saddleback Dialysis, LLC	Limited Liability Company	DE
SafeHarbor Dialysis, LLC	Limited Liability Company	DE
Sahara Dialysis, LLC	Limited Liability Company	DE
SAKDC-DaVita Dialysis Partners, L.P.	Limited Partnership	DE
Sandusky Dialysis, LLC	Limited Liability Company	DE
San Marcos Dialysis, LLC	Limited Liability Company	DE
Sandlin Dialysis, LLC	Limited Liability Company	DE
Sands Dialysis, LLC	Limited Liability Company	DE
Santa Fe Springs Dialysis, LLC	Limited Liability Company	DE
Santiam Dialysis, LLC	Limited Liability Company	DE
Sapelo Dialysis, LLC	Limited Liability Company	DE
Seasons Dialysis, LLC	Limited Liability Company	DE
Seminole Dialysis, LLC	Limited Liability Company	DE
Seneca Dialysis, LLC	Limited Liability Company	DE
Shadow Dialysis, LLC	Limited Liability Company	DE
Shayano Dialysis, LLC	Limited Liability Company	DE
Sherman Dialysis, LLC	Limited Liability Company	DE
Shining Star Dialysis, Inc.	Corporation	NJ
Shoals Dialysis, LLC	Limited Liability Company	DE
Siena Dialysis Center, LLC	Limited liability Company	DE
Silverwood Dialysis, LLC	Limited Liability Company	DE
Simeon Dialysis, LLC	Limited Liability Company	DE
Skagit Dialysis, LLC	Limited Liability Company	DE
Soledad Dialysis Center, LLC	Limited Liability Company	DE

10 of 12

Name	Structure	Jurisdiction of Incorporation
Somerville Dialysis Center, LLC	Limited Liability Company	DE
South Central Florida Dialysis Partners, LLC	Limited Liability Company	DE
South Fork Dialysis, LLC	Limited Liability Company	DE
South Shore Dialysis Center. L.P.	Limited Partnership	DE
Southcrest Dialysis, LLC	Limited Liability Company	DE
Southern Colorado Joint Ventures, LLC	Limited Liability Company	DE
Southern Hills Dialysis Center, LLC	Limited Liability Company	DE
Southlake Dialysis, LLC	Limited Liability Company	DE
Southwest Atlanta Dialysis Centers, LLC	Limited Liability Company	DE
Southwest Indiana Dialysis, LLC	Limited Liability Company	DE
Southwest Kidney-DaVita Dialysis Partners, LLC	Limited Liability Company	DE
Springs Dialysis, LLC	Limited Liability Company	DE
St. Luke’s Dialysis, LLC	Limited Liability Company	DE
Star Dialysis, LLC	Limited Liability Company	DE
Steam Dialysis, LLC	Limited Liability Company	DE
Steele Dialysis, LLC	Limited Liability Company	DE
Stevenson Dialysis, LLC	Limited Liability Company	DE
Stewart Dialysis, LLC	Limited Liability Company	DE
Stines Dialysis, LLC	Limited Liability Company	DE
Storrie Dialysis, LLC	Limited Liability Company	DE
Strongsville Dialysis, LLC	Limited Liability Company	DE
Sugarite Dialysis, LLC	Limited Liability Company	DE
Sugarloaf Dialysis, LLC	Limited Liability Company	DE
Summer Dialysis, LLC	Limited Liability Company	DE
Summit Dialysis Center, L.P.	Limited Partnership	DE
Sun City Dialysis Center, LLC	Limited Liability Company	DE
Sun City West Dialysis Center LLC	Limited Liability Company	DE
Sun Desert Dialysis, LLC	Limited Liability Company	DE
Sunset Dialysis, LLC	Limited Liability Company	DE
Talimena Dialysis, LLC	Limited Liability Company	DE
Tannor Dialysis, LLC	Limited Liability Company	DE
Taylor Dialysis, LLC	Limited Liability Company	DE
Tel-Huron Dialysis, LLC	Limited Liability Company	DE
Tennessee Valley Dialysis Center, LLC	Limited Liability Company	DE
Teton Dialysis, LLC	Limited Liability Company	DE
The Woodlands Dialysis Center, L.P.	Limited Partnership	DE
Tortugas Dialysis, LLC	Limited Liability Company	DE
Total Renal Care/Crystal River Dialysis, L.C.	Limited Liability Company	FL
Total Renal Care/Eaton Canyon Dialysis Center Partnership	Partnership	CA
Total Renal Care, Inc.	Corporation	CA
Total Renal Care North Carolina, LLC	Limited Liability Company	DE
Total Renal Care Texas Limited Partnership	Limited Partnership	DE
Total Renal Laboratories, Inc.	Corporation	FL
Total Renal Research, Inc.	Corporation	DE
Townsend Dialysis, LLC	Limited Liability Company	DE
Transmountain Dialysis, L.P.	Limited Partnership	DE
TRC-Dyker Heights, L.P.	Limited Partnership	NY

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Name	Structure	Jurisdiction of Incorporation
TRC-Four Corners Dialysis Clinics, LLC	Limited Liability Company	NM
TRC-Georgetown Regional Dialysis LLC	Limited Liability Company	DC
TRC-Indiana LLC	Limited Liability Company	IN
TRC-Petersburg, LLC	Limited Liability Company	DE
TRC El Paso Limited Partnership	Limited Partnership	DE
TRC of New York, Inc.	Corporation	NY
TRC West, Inc.	Corporation	DE
Tree City Dialysis, LLC	Limited Liability Company	DE
Tugman Dialysis, LLC	Limited Liability Company	DE
Tulsa Dialysis, LLC	Limited Liability Company	DE
Tumalo Dialysis, LLC	Limited Liability Company	DE
Turlock Dialysis Center, LLC	Limited Liability Company	DE
Tustin Dialysis Center, LLC	Limited Liability Company	DE
Tyler Dialysis, LLC	Limited Liability Company	DE
Ukiah Dialysis, LLC	Limited Liability Company	DE
Unicoi Dialysis, LLC	Limited Liability Company	DE
University Dialysis Center, LLC	Limited Liability Company	DE
Upper Valley Dialysis, L.P	Limited Partnership	DE
USC-DaVita Dialysis Center, LLC	Limited Liability Company	CA
UT Southwestern DVA Healthcare, LLP	Limited Liability Partnership	TX
Valley Springs Dialysis, LLC	Limited Liability Company	DE
Verde Dialysis, LLC	Limited Liability Company	DE
Victory Dialysis, LLC	Limited Liability Company	DE
VillageHealth DM, LLC	Limited Liability Company	DE
Villanueva Dialysis, LLC	Limited Liability Company	DE
Walker Dialysis, LLC	Limited Liability Company	DE
Wallowa Dialysis, LLC	Limited Liability Company	DE
Wakoni Dialysis, LLC	Limited Liability Company	DE
Wauseon Dialysis, LLC	Limited Liability Company	DE
Wesley Chapel Dialysis, LLC	Limited Liability Company	DE
West Elk Grove Dialysis, LLC	Limited Liability Company	DE
West Sacramento Dialysis, LLC	Limited Liability Company	DE
Weston Dialysis Center, LLC	Limited Liability Company	DE
Whitney Dialysis, LLC	Limited Liability Company	DE
Wilder Dialysis, LLC	Limited Liability Company	DE
Willowbrook Dialysis Center, L.P.	Limited Partnership	DE
Windcreek Dialysis, LLC	Limited Liability Company	DE
Winds Dialysis, LLC	Limited Liability Company	DE
Wood Dialysis, LLC	Limited Liability Company	DE
Wooten Dialysis, LLC	Limited Liability Company	DE
Wyandotte Central Dialysis, LLC	Limited Liability Company	DE
Wyler Dialysis, LLC	Limited Liability Company	DE
Yargol Dialysis, LLC	Limited Liability Company	DE
Ybor City Dialysis, LLC	Limited Liability Company	DE
Yucaipa Dialysis, LLC	Limited Liability Company	DE
Zephyrhills Dialysis Center, LLC	Limited Liability Company	DE

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